*	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 1
to the Cooperation Agreement of [*] (“Amendment and
“Corporation Agreement” respectively)

between

IXI Mobile (R&D) Ltd.
17 Hatidhar St.
Ra’anana 43665
Israel

(herafter mentioned “IXI”)

and

[*]

(hereafter mentioned “[*]”)

1.	All capitalized terms in the Amendment shall have the same meaning as in the Corporation Agreement.

2.	Section 10.3 of the Cooperation Agreement dated [*] will be deleted and replaced in its entirety as follows:

“[*]:

a)	[*];

b)	[*].

3.	Section 1.6.1 will be added to the Cooperation Agreement as follows:

“As of [*], the CT-12 device will include an optional feature allowing the GPRS data connection (PDP context activation) to be either “Always On” or “On Demand”. [*] will indicate on any purchase order the required option. IXI shall not be obligated to update this feature on the [*] devices ordered prior to the date hereof.

Except as expressly stated otherwise herein, the Cooperation Agreement dated December 15, 2005 shall remain in full force and effect.

Amendment No. 1 to the Cooperation Agreement between IXI Mobile (R&D) Ltd.
and [*]

As agreed by:

[*]	[*]

[*]	IXI Mobile (R&D) Ltd.

By: [*]	By:	/s/

Name: [*]	Name:

Title:	Title:

Amendment No. 1 to the Cooperation Agreement between IXI Mobile (R&D) Ltd.
and [*]